SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                         To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2001

                            ONSITE ENERGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

             1-12738                                   33-0576371
    -------------------------               ---------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


             701 Palomar Airport Road, Suite 200, Carlsbad, CA 92009
             --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (760) 931-2400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(i) On October 15, 2001 Onsite Energy Corporation (the "Registrant") engaged the accounting firm of Swenson Advisors, LLP, as its independent certifying accountants for the remainder of the fiscal year ending June 30, 2002, including preparation of the audit and 10-K for the fiscal year ended June 30, 2002.

(ii) On October 15, 2001, the Registrant notified Hein + Associates LLP of their dismissal. Hein + Associates LLP was the independent certifying accountant previously engaged to audit the Registrant's financial statements for the period ended June 30, 2001.

(iii)The Registrant's engagement of Swenson Advisors, LLP, and the dismissal of Hein + Associates LLP were recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.

(iv) During the two fiscal years ended June 30, 2000, and June 30, 2001, and through the subsequent interim period ended October 15, 2001, to the best of the Registrant's knowledge, there were no disagreements with Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hein + Associates LLP would have caused that firm to make reference in connection with its report on the financial statements of the Registrant for such years.

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(v)  During the two fiscal  years ended June 30, 2000,  and June 30,  2001,  and through the subsequent interim period ended October 15, 2001, in accordance with Rule 304 (a) (1) (iv) and in conjunction with the audit of the Registrant's financial statements for the fiscal years ended June 30, 2000 and 2001, there were no reportable events.

(vi) The Registrant has authorized Hein + Associates LLP to respond fully to all inquiries of Swenson Advisors, LLP.

     Hein + Associates LLP reports on the financial statements as of and for the years ended June 30, 2000, and June 30, 2001, contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Registrant's ability to continue as a going concern.

(vii)The Registrant requested that Hein + Associates LLP furnish a letter to the Registrant addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. If Hein + Associates LLP chooses to send such a letter, it will be filed as an amendment to this Form 8-K within two days of receipt by the Registrant.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c) EXHIBITS.

         EXHIBIT NO.           DESCRIPTION

         None.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ONSITE ENERGY CORPORATION


Date:  October 19, 2001            /s/ Paul E. Blevins
                                       ----------------------------------------
                                       Paul E. Blevins, Chief Financial Officer